UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________
FORM 8-K
______________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 10, 2019

NVIDIA CORPORATION (Exact name of registrant as specified in its charter)

Delaware	0-23985	94-3177549
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2788 San Tomas Expressway, Santa Clara, CA (Address of principal executive offices)	95051 (Zip Code)
Registrant’s telephone number, including area code: (408) 486-2000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On March 10, 2019, NVIDIA Corporation, a Delaware corporation (“NVIDIA” or the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with NVIDIA International Holdings Inc., a Delaware corporation and wholly owned subsidiary of NVIDIA (“Parent”), Mellanox Technologies Ltd., a company organized under the laws of the State of Israel (“Mellanox”), and Teal Barvaz Ltd., a company organized under the laws of the State of Israel and a wholly owned subsidiary of Parent (“Merger Sub”). The Merger Agreement and the Merger (as defined below) have been approved by the boards of directors of the Company, Parent, Mellanox and Merger Sub.

Structure. The Merger Agreement provides that, upon the terms and subject to the satisfaction or valid waiver of the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Mellanox (the “Merger”), with Mellanox continuing as the surviving corporation and a wholly owned subsidiary of Parent.

Consideration. At the effective time of the Merger (the “Effective Time”), each ordinary share, par value NIS 0.0175 per share, of Mellanox (a “Mellanox Ordinary Share”) issued and outstanding immediately prior to the Effective Time (other than Mellanox Ordinary Shares held by Mellanox, any direct or indirect wholly owned subsidiary of Mellanox, Parent, Merger Sub or any of their respective subsidiaries or held in Mellanox’s treasury) will be deemed to have been transferred to Parent in exchange for the right to receive $125.00 in cash (the “Per Share Merger Consideration”), without interest and subject to applicable tax withholding.

Effect on Mellanox Equity Awards. At the Effective Time:

•
each option to purchase Mellanox Ordinary Shares (a “Mellanox Option”) that is outstanding and unexercised immediately prior to the Effective Time, whether or not vested, will be cancelled and converted into the right to receive an amount in cash equal to the product of the number of shares of Mellanox Ordinary Shares subject to such Mellanox Option, and the excess, if any, of the Per Share Merger Consideration over the per share exercise price under such Mellanox Option;

•
each Mellanox restricted share unit award (a “Mellanox RSU”) that is outstanding immediately prior to the Effective Time and either (i) has fully vested immediately prior to the Effective Time but has not yet been settled in Mellanox Ordinary Shares or (ii) is held by a non-employee director of Mellanox, whether or not vested (each, a “Cashed-Out Mellanox RSU”), will be cancelled and converted into the right of the holder to receive an amount in cash equal to the product of the number of shares of Mellanox Ordinary Shares subject to such Mellanox RSU and the Per Share Merger Consideration;

•
each Mellanox RSU that is outstanding immediately prior to the Effective Time and is not a Cashed-Out Mellanox RSU (each, an “Assumed RSU”), will be assumed by NVIDIA and converted into an NVIDIA restricted stock unit having substantially the same terms and conditions as the Assumed RSU, including vesting schedule and payment timing, but entitling the holder to a number of NVIDIA common shares equal to the product of the number of Mellanox Ordinary Shares that were issuable with respect to the Assumed RSU immediately prior to the Effective Time multiplied by a fraction (such ratio, the “Exchange Ratio”), the numerator of which is the Per Share Merger Consideration and the denominator of which is the volume weighted average price for a common share of NVIDIA on NASDAQ, calculated based on the ten consecutive trading days ending on the third complete trading day prior to (and excluding) the closing date of the Merger; and

•
the number of shares subject to each Mellanox performance share unit award (a “Mellanox PSU”) that is outstanding immediately prior to the Effective Time will be determined by the board of directors of Mellanox, as reasonably agreed to by Parent, as the greater of (i) the target number of Mellanox PSUs set forth in the applicable grant notice and (ii) a number of shares determined based on Mellanox’s actual achievement of the applicable performance goals as of the date of the closing of the Merger (such final amount, the “Performance Satisfied PSUs”). The Performance Satisfied PSUs will be assumed by NVIDIA and converted into an NVIDIA restricted stock unit having substantially the same terms and conditions as the Mellanox PSU, other than the performance goals, but entitling the holder to a number of NVIDIA common shares equal to the product of the number of Mellanox Ordinary Shares that were issuable with respect to the Performance Satisfied PSUs multiplied by the Exchange Ratio.

Covenants, Representations and Warranties. Each of Parent, Mellanox and Merger Sub have made customary representations, warranties and covenants in the Merger Agreement. Mellanox has made covenants, among others, relating to the conduct of its business prior to the closing of the Merger, including with respect to making acquisitions or conducting divestitures, incurring debt, capital expenditures, litigation matters and restrictions on employee compensation. Parent and Mellanox made certain other customary covenants, including, among others and subject to certain exceptions, in the case of Parent, to provide continuing employees with salaries, wages, incentives and benefits that are no less favorable than the benefits package provided to such employees prior to the Effective Time.

The Merger Agreement contains customary non-solicitation restrictions prohibiting Mellanox, its subsidiaries and their representatives from soliciting alternative acquisition proposals from third parties or providing information to or participating in discussions or negotiations with third parties regarding alternative acquisition proposals, subject to customary exceptions relating to proposals that would reasonably be expected to lead to a superior proposal (as described in the Merger Agreement).

Each of NVIDIA and Mellanox have agreed in the Merger Agreement to use their reasonable best efforts to obtain all required governmental and regulatory consents and approvals; provided, however, that, other than certain stipulated actions, NVIDIA is not required to make any divestiture or accept any behavioral remedy (a) that would reasonably be anticipated to have a material adverse impact on the business of Mellanox and its subsidiaries taken as a whole following the Merger, (b) with respect to Mellanox’s technology that is core to the benefits that NVIDIA expects to receive from the Merger, and include InfiniBand and RDMA technology, or (c) with respect to the assets, properties or business of NVIDIA (other than, after the Effective Time, Mellanox and its subsidiaries).

NVIDIA has agreed to guarantee the obligations of Parent and Merger Sub under the Merger Agreement. In connection with such guarantee, NVIDIA has made representations and warranties that are customary for a guarantor.

Conditions to Merger. The closing of the Merger is subject to certain conditions, including, among others, (a) approval of the Merger Agreement and the Merger by at least a majority of all of the outstanding voting power of Mellanox, (b) the absence of laws, orders, decrees, judgments and injunctions by any governmental authority of competent jurisdiction restraining, enjoining or otherwise prohibiting the consummation of the Merger, (c) expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended, (d) receipt of any applicable clearance or affirmative approval by the Anti-Monopoly Bureau of the State Administration for Market Regulation in the People’s Republic of China and expiration of any mandatory waiting period related thereto, (e) receipt of specified governmental and regulatory consents and approvals and expiration of any mandatory waiting period related thereto, (f) the passage of certain statutory waiting periods following the filing of the merger proposal with the Companies Registrar of the Israeli Corporations Authority, (g) subject to certain exceptions, the accuracy of representations and warranties with respect to Mellanox, Parent and Merger Sub, and (h) compliance in all material respects by Mellanox, Parent and Merger Sub with their respective covenants contained in the Merger Agreement. Consummation of the Merger is not subject to a financing condition.

Termination Rights. The Merger Agreement contains certain termination rights by either Parent or Mellanox, including if the Merger is not consummated by December 10, 2019, which date may be extended by three months on two separate occasions if, on the applicable date, the only conditions to the closing of the Merger (other than those that by their nature cannot be satisfied until the closing) relate to required regulatory approvals.

If the Merger Agreement is terminated under certain circumstances, including termination by Mellanox to enter into an agreement for a superior proposal, Mellanox will be obligated to pay Parent a termination fee equal to $225 million in cash. If the Merger Agreement is terminated under certain circumstances involving the failure to obtain required regulatory approvals, Parent will be obligated to pay Mellanox a termination fee equal to $350 million in cash.

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto, and is incorporated into this report by reference.

The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about Parent or Mellanox. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in NVIDIA’s public disclosures.

Voting Agreement

In connection with the Merger Agreement, the Chief Executive Officer of Mellanox and his affiliated entity entered into a Voting Agreement, dated March 10, 2019 (the “Voting Agreement”), with Parent, pursuant to which the Chief Executive Officer of Mellanox has agreed, among other things, to vote his beneficially owned shares or other voting securities of Mellanox in favor of the Merger and the other transactions contemplated by the Merger Agreement, subject to the terms and conditions contained therein.

The foregoing description of the Voting Agreement is qualified in its entirety by reference to the full text of the Voting Agreement, a copy of which is filed as Exhibit 10.1 hereto, and is incorporated into this report by reference.

Item 8.01 Other Events.

On March 11, 2019, NVIDIA and Mellanox issued a joint press release relating to the entry into the Merger Agreement. A copy of the joint press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
On March 11, 2019, NVIDIA published an investor presentation concerning the announcement of the Merger, a copy of which is furnished herewith as Exhibit 99.2. The script used in conjunction with that presentation is furnished herewith as Exhibit 99.3.
On March 11, 2019, NVIDIA published a list of frequently asked questions concerning the announcement to the Merger, a copy of which is furnished herewith as Exhibit 99.4.
On March 11, 2019, NVIDIA sent a communication to customers of NVIDIA concerning the announcement of the Merger, a copy of which is furnished herewith as Exhibit 99.5.

* * *

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction. Mellanox intends to file with the Securities and Exchange Commission (“SEC”) and mail or otherwise provide to its shareholders a proxy statement in connection with the proposed transaction with NVIDIA (the “proxy statement”), and each party will file other documents regarding the proposed transaction with the SEC. The definitive proxy statement will be sent or given to the shareholders of Mellanox and will contain important information about the proposed transaction and related matters. This communication is not a substitute for the proxy statement or any other document that may be filed by Mellanox with the SEC. Investors and security holders are urged to read the proxy statement in its entirety and other relevant documents filed with the SEC in connection with the proposed transaction or incorporated by reference therein when they become available before making any voting or investment decision with respect to the proposed transaction because they will contain important information about the proposed transaction and the parties to the proposed transaction.

You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). In addition, investors and shareholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by NVIDIA on NVIDIA’s Investor Relations website (https://investor.nvidia.com/) or by writing to NVIDIA, Investor Relations, 2788 San Tomas Expressway, Santa Clara, CA 95051 (for documents filed with the SEC by NVIDIA), or by Mellanox on Mellanox’s Investor Relations website (ir.mellanox.com) or by writing to Mellanox, Hakidma 26 Ofer Industrial Park Yokneam Israel, 2069200, IR@mellanox.com (for documents filed with the SEC by Mellanox).

Participants in the Solicitation

NVIDIA, Mellanox and certain of their respective directors, executive officers, other members of management and employees and agents retained, may, under SEC rules, be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Mellanox shareholders in connection with the proposed transaction will be set forth in the proxy statement when it is filed with the SEC. You can find more detailed information about NVIDIA’s executive officers and directors in its definitive proxy statement filed with the SEC on April 6, 2018. You can find more detailed information about Mellanox’s executive officers and directors in its annual report on Form 10-K filed with the SEC on February 21, 2019. To the extent holdings of securities by each company’s directors or executive officers have changed since the amounts disclosed in each company’s respective proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding these persons and their interests in the proposed transaction will be included in the proxy statement relating to the proposed transaction when it is filed with the SEC. These documents, when available, can be obtained free of charge from the sources indicated above.

Safe Harbor for Forward-looking Statements

All statements included or incorporated by reference in this communication, other than statements or characterizations of historical fact, are forward-looking statements within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on NVIDIA’s current expectations, estimates and projections about its business and industry, management’s beliefs, and certain assumptions made by NVIDIA and Mellanox, all of which are subject to change. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “goals,” “likely,” “might,” “project,” “target,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” or similar expressions, and variations or negatives of these words. Certain statements in this press release including, but not limited to, statements as to the proposed transaction and acquisition of Mellanox by NVIDIA, including statements regarding the benefits of the transaction and what the combined companies will offer, the timing, price and closing conditions of the transaction; and statements regarding the companies’ products and markets are forward-looking statements that are subject to risks and uncertainties that could cause results to be materially different than expectations.

These forward-looking statements are based on current expectations and are not guarantees of future results. Many factors could cause actual future events to differ materially from the forward looking statements in this document, including the following, among others: the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the companies’ business and the price of its stock; uncertainties as to the timing of the consummation of the transaction and the failure to satisfy the conditions to the consummation of the transaction, including the receipt of certain governmental and regulatory approvals; the potential for regulatory authorities to require divestitures, behavioral remedies or other concessions in order to obtain their approval of the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; the effect of the announcement or pendency of the transaction on NVIDIA’s business relationships, operating results, and business generally; delays, disruptions or increased costs in the integration of Mellanox’s technology in existing or new products; Mellanox shareholders may not approve the transaction; expected benefits and other financial benefits of the transaction may not be realized; integration of the acquisition post-closing, and the combined companies’ ability to achieve the growth prospects and synergies expected from the transaction, may not occur as anticipated, and there may be delays, challenges and expenses associated with integrating the combined companies’ existing businesses; litigation related to the transaction or otherwise or limitations or restrictions imposed by regulatory authorities may delay or negatively impact the transaction; unanticipated restructuring costs may be incurred or undisclosed liabilities assumed; attempts to retain key personnel and customers may not succeed; risks related to diverting management’s attention from NVIDIA’s ongoing business operations; the business combination or the combined company’s products may not be supported by third parties; actions by competitors may negatively impact results; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; there may be negative changes in general economic conditions in the regions or the industries in which NVIDIA and Mellanox operate; and other risks described in NVIDIA’s and Mellanox’s filings with the SEC. In addition, please refer to the documents that NVIDIA and Mellanox file with the SEC on Forms 10-K, 10-Q, and 8-K. These filings identify and address other important risks and uncertainties that could cause events and results to differ materially from those contained in the forward-looking statements set forth in this document. These forward-looking statements are not guarantees of future events performance and speak only as of the date hereof, and, except as required by law, NVIDIA and Mellanox disclaim any obligation to update these forward-looking statements to reflect future events or circumstances.

In addition, actual results are subject to other risks and uncertainties that relate more broadly to NVIDIA’s overall business, including those more fully described in NVIDIA’s filings with the SEC including its annual report on Form 10-K for the fiscal year ended January 27, 2019, and Mellanox’s overall business and financial condition, including those more fully described in Mellanox’s filings with the SEC including its annual report on Form 10-K for the fiscal year ended December 31, 2018. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and NVIDIA’s filings with the SEC.

Except as required by applicable law, NVIDIA does not undertake any obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. NVIDIA can give no assurance that the conditions to the transaction will be satisfied.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated March 10, 2019, by and among NVIDIA Corporation, NVIDIA International Holdings Inc., Mellanox Technologies Ltd., and Teal Barvaz Ltd.*
10.1	Voting Agreement, dated March 10, 2019, by and between Eyal Waldman and NVIDIA International Holdings Inc.
99.1	Joint Press Release of NVIDIA and Mellanox, dated March 11, 2019
99.2	Investor Presentation, published by NVIDIA Corporation on March 11, 2019
99.3	Investor Conference Call Script, dated March 11, 2019
99.4	Frequently Asked Questions, published by NVIDIA Corporation on March 11, 2019
99.5	Customer Communication, dated March 11, 2019

* Certain exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K, and NVIDIA agrees to furnish supplementally to the SEC a copy of any omitted exhibits or schedules upon request of the SEC.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NVIDIA Corporation
Date: March 11, 2019	By: /s/ Colette M. Kress
Colette M. Kress
Executive Vice President and Chief Financial Officer